Exhibit 99.1

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

The following supplemental unaudited pro forma information is presented for informational purposes only to provide an understanding of our historical financial results as adjusted for the Verastem Agreement. The adjustments are made to exclude only direct revenues and expenses attributed to duvelisib. These unaudited pro forma condensed consolidated financial statements should not be considered a substitute for the actual historical financial information prepared in accordance with generally accepted accounting principles as presented in our filings on Form 10-Q and 10-K. The unaudited pro forma condensed consolidated financial information disclosed in this report is for illustrative purposes only and is not necessarily indicative of results of operations that would have been achieved had the pro forma events taken place on the dates indicated, or our future results of operations.

The unaudited pro forma condensed consolidated statements of operations for the six months ended June 30, 2016 and for the years ended December 31, 2015, 2014 and 2013 present our condensed consolidated results of operations giving pro forma effect to the Verastem Agreement as if it had occurred on January 1, 2013. These unaudited pro forma condensed consolidated financial statements should be read in connection with our historical condensed consolidated financial statements for the period ended June 30, 2016 which were included in the Form 10-Q filed on August 9, 2016 and our historical financial statements for the years ended December 31, 2015, 2014 and 2013, which were included in the Form 10-K filed on February 23, 2016. The pro forma adjustments are based on currently available information, estimates and assumptions that we believe are reasonable in order to reflect, on a pro forma basis, the impact of the Verastem Agreement on our historical financial information.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET AS OF JUNE 30, 2016

The assets acquired by Verastem under the Verastem Agreement are prepaid expenses and other current assets. No liabilities were assumed as of the effective date. As of June 30, 2016, the pro forma amount related to assets acquired by Verastem is $6.1 million. Other than this adjustment, the condensed consolidated balance sheet as of June 30, 2016 remains the same as that included in our Form 10-Q filed on August 9, 2016.

Pursuant to the terms of the Verastem Agreement, Verastem is required to make the following payments to us in cash or, at Verastem’s election, in whole or in part, in shares of Verastem common stock: (i) $6 million upon the completion of the DUO Study if the results of the DUO Study meet certain pre-specified criteria and (ii) $22 million upon the approval of a new drug application in the United States or an application for marketing authorization with a regulatory authority outside of the United States for a Licensed Product. There were no upfront payments for the license and the contingent payments of $28 million would be recorded at fair value as of the effective date of the Agreement. Future revenue-based on royalties will be recognized when earned.

INFINITY PHARMACEUTICALS, INC.

UNAUDITED CONDENSED CONSOLIDATED PRO FORMA STATEMENT OF OPERATIONS FOR

THE SIX MONTHS ENDED JUNE 30, 2016

(in thousands, except share and per share amounts)

	Historical	Pro Forma Adjustments	Notes		Pro Forma
Collaboration revenue	$18,723	$(18,723)	(a	)	$—
Operating expenses:
Research and development	92,135	(66,519)	(b	)	25,616
General and administrative	26,528	(8,969)	(c	)	17,559

Total operating expenses	118,663	(75,488)			43,175
Gain on AbbVie Opt-Out	112,216	(112,216)	(d	)	—

Income (loss) from operations	12,276	(55,451)			(43,175)
Other income (expense):
Interest expense	(616)				(616)
Investment and other income	667				667

Total other income (expense)	51	—			51

Net income (loss)	$12,327	$(55,451)			$(43,124)

Basic income (loss) per common share	$0.24				$(0.87)

Diluted income (loss) per common share	$0.24				$(0.87)

Basic weighted average number of common shares outstanding	49,388,475				49,388,475

Diluted weighted average number of common shares outstanding	49,399,926				49,388,475

INFINITY PHARMACEUTICALS, INC.

UNAUDITED CONDENSED CONSOLIDATED PRO FORMA STATEMENT OF OPERATIONS FOR

THE YEAR ENDED DECEMBER 31, 2015

(in thousands, except share and per share amounts)

	Historical	Pro Forma Adjustments	Notes		Pro Forma
Collaboration revenue	$109,066	$(109,066)	(a	)	$—
Operating expenses:
Research and development	199,109	(158,638)	(b	)	40,471
General and administrative	37,065	(7,197)	(c	)	29,868

Total operating expenses	236,174	(165,835)			70,339

Loss from operations	(127,108)	56,769			(70,339)
Other income (expense):
Interest expense	(1,368)				(1,368)
Investment and other income	435				435

Total other income (expense)	(933)	—			(933)

Loss before income taxes	(128,041)	56,769			(71,272)
Income tax	(335)	335			—

Net loss	$(128,376)	$57,104			$(71,272)

Basic and diluted loss per common share	$(2.62)				$(1.45)

Basic and diluted weighted average number of common shares outstanding	49,083,479				49,083,479

INFINITY PHARMACEUTICALS, INC.

UNAUDITED CONDENSED CONSOLIDATED PRO FORMA STATEMENT OF OPERATIONS FOR

THE YEAR ENDED DECEMBER 31, 2014

(in thousands, except share and per share amounts)

	Historical	Pro Forma Adjustments	Notes		Pro Forma
Collaboration revenue	$164,995	$(164,995)	(a	)	$—
Operating expenses:
Research and development	143,633	(103,857)	(b	)	39,776
General and administrative	29,285	(4,501)	(c	)	24,784

Total operating expenses	172,918	(108,358)			64,560

Loss from operations	(7,923)	(56,637)			(64,560)
Other income (expense):
Interest expense	(9,649)				(9,649)
Investment and other income	339				339

Total other income (expense)	(9,310)	—			(9,310)

Loss before income taxes	(17,233)	(56,637)			(73,870)
Income tax	(183)	183			—

Net loss	$(17,416)	$(56,454)			$(73,870)

Basic and diluted loss per common share	$(0.36)				$(1.52)

Basic and diluted weighted average number of common shares outstanding	48,561,653				48,561,653

INFINITY PHARMACEUTICALS, INC.

UNAUDITED CONDENSED CONSOLIDATED PRO FORMA STATEMENT OF OPERATIONS FOR

THE YEAR ENDED DECEMBER 31, 2013

(in thousands, except share and per share amounts)

	Historical	Pro Forma Adjustments	Notes		Pro Forma
Collaboration revenue	$—				$—
Operating expenses:
Research and development	99,760	(53,993)	(b	)	45,767
General and administrative	27,916	(4,510)	(c	)	23,406

Total operating expenses	127,676	(58,503)			69,173

Loss from operations	(127,676)	58,503			(69,173)
Other income (expense):
Investment and other income	896				896

Total other income (expense)	896	—			896

Net loss	$(126,780)	$58,503			$(68,277)

Basic and diluted loss per common share	$(2.64)				$(1.42)

Basic and diluted weighted average number of common shares outstanding	47,936,001				47,936,001

Notes to unaudited pro forma condensed consolidated statements of operations for the six months ended

June 30, 2016 and the years ended December 31, 2015, 2014 and 2013.

(a)	To eliminate revenue recognized in connection with our collaboration with AbbVie, Inc, or AbbVie. All revenue related to this collaboration is related to duvelisib.
(b)	To eliminate the direct research and development expenses associated with duvelisib. We have not reflected costs associated with our facility and other overhead expenses, including depreciation and other indirect costs, as a pro forma adjustment as these costs are deployed across multiple programs not directly related to duvelisib. Adjustments include payments made in connection with our agreement with Takeda, including a $10 million development milestone payment and a $5 million option fee payment in 2014, as well as a $52.5 million payment related to the exercise of this option to Takeda in 2015.
(c)	To eliminate the direct general and administrative expenses associated with duvelisib, including direct commercial activities. We have not reflected costs associated with our facility and other overhead expenses, including depreciation and other indirect costs, as a pro forma adjustment as these costs are deployed across multiple programs not directly related to duvelisib.
(d)	To eliminate gain recognized in connection with AbbVie’s opt-out of our collaboration agreement in June 2016.